UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2024

INSEEGO CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38358	81-3377646
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

9710 Scranton Road, Suite 200

San Diego, California 92121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 812-3400

Not Applicable

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INSG	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

Effective April 18, 2024, Inseego Corp. (the “Company”), exercised its right to voluntarily terminate the Loan and Security Agreement, dated as of August 5, 2022, by and among Siena Lending Group LLC, as lender (the “Lender”), Inseego Wireless, Inc. and Inseego North America LLC, as borrowers, and the Company, as guarantor (as amended, the “Loan and Security Agreement”).

In connection with the termination of the Loan and Security Agreement, in addition to any outstanding loan balance, accrued interest, and other charges, the Company was required to pay an early termination fee of $250,000 to the Lender. In addition, the Company will be required to pay an exit fee in the aggregate amount of $400,000 to South Ocean Funding, LLC and North Sound Ventures, LP (collectively, the “Participants”) as a result of the early redemption of the Participants’ $4.0 million the last-out subordinated participation interest in the Loan and Security Agreement pursuant to a Participation Agreement between the Participants and the Lender. South Ocean Funding, LLC is an affiliate of Golden Harbor, Ltd. and North Sound Ventures, LP is an affiliate of North Sound Management, Inc. As of the date hereof, each of Golden Harbor, Ltd. and North Sound Management, Inc. hold in excess of 5% of the Company’s outstanding common stock. James Avery, a member of the Company’s Board of Directors, currently serves as Senior Managing Director of Tavistock Group, an affiliate of South Ocean Funding, LLC.

Item 7.01	Regulation FD Disclosure.

On April 18, 2024, the Company issued a press release announcing the termination of the Loan and Security Agreement. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following Exhibits are filed with this report:

99.1	Press release dated April 18, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSEEGO CORP.
By: /s/ Steven Gatoff
Name: Steven Gatoff Title: Chief Financial Officer

Date: April 18, 2024

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